UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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CATALENT, INC.

(Name of Registrant as Specified In Its Charter)

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Catalent Employee Letter

To: All Employees

From: Alessandro Maselli, Catalent President and CEO

Subject: Catalent to be Acquired by Novo Holdings

Colleagues:

I am writing to share some exciting news about the future of our company. Earlier this morning, we announced [LINK TO RELEASE] that Catalent has entered into a merger agreement to be acquired by Novo Holdings in an all-cash transaction. Novo Holdings is a holding and investment company that is responsible for managing the assets and wealth of the Novo Nordisk Foundation. Novo Holdings has a controlling interest in, but operates independently from, Novo Nordisk. Following the closing of the transaction, Catalent will become a private company and will continue to focus on our mission and our success in delivering on our long-term objectives in life sciences innovation.

As discussed last year, the Strategic and Operational Review Committee of our Board had been conducting a review of Catalent’s business, strategy and operations. Today’s announcement follows the Board’s determination that the transaction with Novo Holdings is in the best interest of Catalent. This announcement is a testament to our team’s hard work and dedication to our mission. In fact, the strength of our team is one of the reasons why Novo Holdings chose to be our partner in this next chapter.

I expect that you have many questions, including understanding more about Novo Holdings. Novo Holdings has an extensive track record of investing in and supporting the growth of life sciences companies. Like Catalent, Novo Holdings is a mission-driven company, and a big part of their mission is to invest in companies that address unmet medical needs, while also prioritizing operational excellence. Novo Holdings believes in our vision and has great respect for our purpose. We look forward to benefiting from Novo Holdings’ significant resources to accelerate investment in our business and enhance key offerings as we continue to offer premium development and manufacturing solutions for pharma and biotech customers.

Additionally, of Catalent’s more than 50 global sites, Novo Holdings intends to sell three Catalent fill-finish sites and related assets acquired in the merger to Novo Nordisk shortly after the closing of the merger. These three facilities are located in Anagni, Italy; Bloomington, Indiana USA; and Brussels, Belgium.

As for what happens next, the transaction is expected to close towards the end of calendar year 2024, subject to customary closing conditions, including approval by Catalent stockholders and receipt of required regulatory approvals.

Until closing, we remain a publicly traded company, and you should not expect any near-term changes to our business priorities or roles and responsibilities. You should focus on the important work you are doing for our customers and patients. Let’s all stay focused and work together to continue developing, manufacturing and supplying innovative solutions and medicines.

We will work to provide updates when we have them, subject to our obligations as a public company. We will be hosting a global town hall at 9:30 AM ET. Details for attending the meeting will be distributed shortly and I encourage everyone to join.

I want to thank every one of you for your hard work and dedication to Catalent. In my conversations with Novo Holdings, they recognize the incredible people across Catalent and all that you have done to put us in a strong position for future growth and success. Indeed, today’s announcement is a testament to the strength of the leading services and capabilities that all of us have built together.

Sincerely,

Alessandro Maselli

President and Chief Executive Officer, Catalent

Forward-Looking Statements

This letter, and any related oral statements, may include “forward-looking statements” within the meaning of, and subject to the safe harbor created by, the federal securities laws, including statements related to the proposed merger of Catalent with an entity controlled by Novo Holdings, including financial estimates and statements as to the expected timing, completion and effects of the merger. These forward-looking statements are based on Catalent’s current expectations, estimates and projections regarding, among other things, the expected date of closing of the merger and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by Catalent, all of which are subject to change. Forward-looking statements often contain words such as “expect,” “anticipate,” “intend,” “aims,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “considered,” “potential,” “estimate,” “continue,” “likely,” “expect,” “target,” “project,” or similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. By their nature, forward-looking statements address matters that involve risks and uncertainties because they relate to events and depend upon future circumstances that may or may not occur, such as the closing of the merger and the anticipated benefits thereof. These and other forward-looking statements, as well as any related oral statements, are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the merger on anticipated terms and timing, including obtaining required stockholder and regulatory approvals, and the satisfaction of other conditions to the completion of the merger; (ii) potential litigation relating to the merger that could be instituted by or against Catalent, Novo Holdings or their respective affiliates, directors or officers, including the effects of any outcomes related thereto; (iii) the risk that disruptions from the merger will harm Catalent’s business, including current plans and operations; (iv) the ability of Catalent to retain and hire key personnel; (v) potential adverse reactions or changes to business or governmental relationships resulting from the announcement or completion of the merger; (vi) continued availability of capital and financing and rating agency actions; (vii) legislative, regulatory and economic developments affecting Catalent’s business; (viii) general economic and market developments and conditions; (ix) certain restrictions during the pendency of the merger that may impact Catalent’s ability to pursue certain business opportunities or strategic transactions; (x) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, pandemics, outbreaks of war or hostilities, as well as Catalent’s response to any of the aforementioned factors; (xi) significant transaction costs associated with the merger; (xii) the possibility that the merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xiii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger, including in circumstances requiring Catalent to pay a termination fee or other expenses; (xiv) competitive responses to the merger; (xv) Catalent’s management response to any of the aforementioned factors; (xvi) the risks and uncertainties pertaining to Catalent’s business, including those set forth in Catalent’s most recent Annual Report on Form 10-K and Catalent’s subsequent Quarterly Reports on Form 10-Q, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed or furnished by Catalent with the SEC; and (xvii) the risks and uncertainties that will be described in the proxy statement available from the sources indicated above. These risks, as well as other risks associated with the merger, will be more fully discussed in the proxy statement. While the list of factors presented here is, and the list of factors to be presented in the proxy statement will be, considered representative, no such list should be considered a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material impact on Catalent’s financial condition, results of operations, credit rating or liquidity. These forward-looking statements speak only as of the date they are made, and Catalent does not undertake to and specifically disclaims any obligation to publicly release the results of any updates or revisions to these forward-looking statements that may be made to reflect future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Important Additional Information and Where to Find It

In connection with the proposed merger between Catalent and Novo Holdings, Catalent will file with the Securities and Exchange Commission (“SEC”) a proxy statement, the definitive version of which will be sent or provided to Catalent stockholders. Catalent may also file other documents with the SEC regarding the proposed merger. This document is not a substitute for the proxy statement or any other document which Catalent may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER AND RELATED MATTERS. Investors and security holders may obtain free copies of the proxy statement (when it is available) and other documents that are filed or will be filed with the SEC by Catalent through the website maintained by the SEC at www.sec.gov, Catalent’s website at www.catalent.com or by contacting Catalent’s Investor Relations Team at:

Catalent, Inc., Investor Relations

investors@catalent.com

(732) 537-6325

Participants in the Solicitation

Catalent and certain of its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from Catalent’s stockholders in connection with the proposed merger. Additional information regarding the identity of the participants, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the proposed merger (if and when they become available). Information relating to the foregoing can also be found in Catalent’s proxy statement for its 2023 annual meeting of stockholders, which was filed with the SEC on December 15, 2023 (the “Annual Meeting Proxy Statement”). To the extent holdings of securities by potential participants (or the identity of such participants) have changed since the information printed in the Annual Meeting Proxy Statement, such information has been or will be reflected on Catalent’s Statements of Change in Ownership on Forms 3 and 4 filed with the SEC. You may obtain free copies of these documents using the sources indicated above.

Catalent Employee FAQ

To: All Employees

From: Alessandro Maselli, Catalent President and CEO

Subject: Employee FAQ

Thank you for joining the town hall earlier. As mentioned, below please find an FAQ to answer some questions you may have.

FAQ

1.	What does this transaction mean for Catalent employees?

•

This transaction is fundamentally about Novo Holdings helping Catalent reach its full potential in executing on our mission to develop, manufacture and supply products that help people live better and healthier lives.

•	Our employees are key to executing this goal. In fact, the strength of our team is one of the reasons why Novo Holdings chose to be our partner in this next chapter.

•

Novo Holdings is committed to ensuring a seamless transition for all stakeholders. Some of Catalent’s employees will transfer to Novo Nordisk as part of the sale of the three fill-finish sites and related assets. The remaining employees will stay with Catalent and continue to serve and deliver the best possible service to its customers.

•

Please keep in mind that today’s announcement is only the first step. Until closing of the transaction, there are no changes for employees, we remain a publicly traded company, and in the near term you should not expect changes to our business priorities or roles and responsibilities.

•	The best thing you can do is stay focused and work together to maintain the standard of excellence our customers and partners have come to associate with the Catalent brand.

2.	I’m a member of the team at a site expected to be sold, what does this transaction mean for me?

•

In connection with this announcement, of Catalent’s more than 50 global sites, Novo Holdings intends to sell three Catalent fill-finish sites and related assets acquired in the merger to Novo Nordisk, in which Novo Holdings has a controlling interest, shortly after the closing of the merger. These three facilities are located in Anagni, Italy; Bloomington, Indiana USA; and Brussels, Belgium. Novo Nordisk operates independently from Novo Holdings.

•	Until the transaction closes, there are no changes for employees.

•

Novo Nordisk is one of the top health care companies in the world and recognizes the strong teams we have at our Agnani, Bloomington and Brussels sites. Novo Nordisk has indicated that, following transaction close, they are excited to welcome the employees at the three sites to their team.

•	As we get closer to the transaction closing date, more information will be provided on specifics.

3.	What does it mean to become a private company? What are the benefits?

•	Following the closing of the transaction, shares of Catalent will no longer trade on the New York Stock Exchange, and Catalent stockholders will receive $63.50 per share that they own upon closing.

•	We will effectively have one ownership group instead of many public investors.

•

Additionally, with Novo Holdings as our partner we will gain access to significant resources to accelerate investment in our business and enhance key offerings as we continue to offer premium development and manufacturing solutions for pharma and biotech customers.

•

Like Catalent, Novo Holdings is a mission-driven company, and part of its mission is to invest in companies that address unmet medical needs, while also prioritizing operational excellence. Novo Holdings’ high regard for our Patient First culture, deep life science expertise and proven investment track record were all important factors in our determination that they were the right partner for Catalent.

•

Importantly, while this transaction represents a change in ownership, it does not change our business priorities. In fact, today’s announcement is a testament to the strength of the leading services and capabilities that our team has built together over the past several years with your support.

•

Further, Novo Holdings is focused on long-term sustainable value creation through an engaged, supportive ownership approach. This engaged ownership approach provides portfolio companies with strategic support, access to a broad life sciences network and deep sector expertise.

4.	Will Catalent’s existing senior leadership team remain in place following the closing of the transaction?

•	The strength of our team is one of the reasons why Novo Holdings chose to be our partner in this next chapter.

•	Novo Holdings shares Catalent’s senior leadership team’s commitment to delivering the best possible service to customers.

•	We look forward to providing additional information regarding the transaction, including any impact that it may have on our valued employees, as additional details become available.

5.	What happens to Catalent’s headquarters? Other facilities and operations?

•	There will be no changes to our existing facilities prior to the closing of the transaction.

•

In connection with the announcement, of Catalent’s more than 50 global sites, Novo Holdings intends to sell three Catalent fill-finish sites and related assets acquired in the merger to Novo Nordisk, in which Novo Holdings has a controlling interest, shortly after the closing of the merger. These three facilities are located in Anagni, Italy; Bloomington, Indiana USA; and Brussels, Belgium.

•	These sales will only happen after the closing of the merger, and the merger is not contingent on these sales.

6.	Will this transaction create new career opportunities for employees?

•	Novo Holdings recognizes the importance of the Catalent team to our continued success.

•	In fact, the strength of our team is one of the reasons why Novo Holdings chose to be our partner in this next chapter.

•

With Novo Holdings, we will gain access to significant resources to accelerate investment in our business and enhance key offerings as we continue to offer premium development and manufacturing solutions for pharma and biotech customers.

•	With that, we expect new opportunities for employees.

7.	How will this announcement affect my day-to-day responsibilities?

•	In the near term, you should not expect any changes to our business priorities or your roles and responsibilities.

•	You should focus on the important work you are doing for our partners and patients.

8.	Will there be changes to reporting relationships as a result of the transaction?

•	Until the transaction is closed, you should not expect roles and reporting relationship changes.

•	Over the coming months, we’ll be working collaboratively with Novo Holdings as we prepare to start operating as a private company.

•	We will keep you updated as appropriate.

9.	Will this transaction have any impact on employees’ benefits and compensation?

•	Until the transaction closes, we will operate under our current compensation and benefit programs.

•	Importantly, it is clear that Novo Holdings recognizes the incredible people across Catalent that have put us in a strong position for future growth and success.

•	Any details with respect to future compensation and benefit matters will be determined and communicated to employees as they are finalized nearer to the closing of the transaction.

10.	What does this transaction mean for our customers?

•	If asked, you can let them know that we’re committed to serving them just as we always do.

•	Between now and transaction close, our existing customers should see no change in how we interact with or support them.

•	Moreover, existing customers should not expect to see any changes to their existing contracts or pricing.

•

Ultimately, this transaction is about better positioning Catalent to reach our full potential in executing on our mission to develop, manufacture and supply products that help people live better and healthier lives.

11.	What should I tell them if asked about future capacity availability?

•	Between now and transaction close, our existing customers should see no change in how we interact with or support them.

•	Moreover, existing customers should not expect to see any changes to their existing contracts or pricing.

•	Additional information regarding future capacity availability will be shared at the appropriate time.

12.	What does this transaction mean for our suppliers?

•	If asked, you can let them know that they should see no change in our relationship.

•

In fact, this announcement is a testament to the strength of the leading services and capabilities that our team has built together over the past several years with the support of our valued suppliers.

•	Ultimately, we believe a transaction with Novo Holdings is a positive outcome for our suppliers.

13.	What will happen to the Catalent common stock I own?

•	If you are a Catalent shareholder, you will receive $63.50 in cash for each share you own at the time the transaction is completed.

14.	What will happen to the Catalent options, RSU awards and/or PSU awards that I hold?

•

If you hold an option at the time the transaction is completed, the option will fully vest and be cancelled and you will receive in cash an amount equal to the excess, if any, of $63.50 per share over the applicable exercise price per share.

•

If you hold an unvested RSU award at the time the transaction is completed and the RSU was granted prior to the date of the merger agreement, the RSU will fully vest and be cancelled, and you will receive $63.50 in cash for each share underlying the RSU award. For RSUs granted to employees following the date of the merger agreement and that are outstanding at the time the transaction is completed, the unvested RSUs will be converted into restricted cash awards in an amount equal to $63.50 for each share underlying the RSU award and the resulting amount will continue to vest in accordance with its terms.

•

If you hold a PSU award at the time the transaction is completed, the PSU will vest at the greater of the target or actual level of performance (but actual level of performance for a PSU for which the performance period has been completed and the actual level of performance has been certified) and be cancelled and you will receive $63.50 in cash for each share underlying the PSU award.

15.	How should Catalent employees handle inquiries from the media?

•	It is important that we speak with one voice.

•	Please ensure that you and your teams direct all media inquiries to Laura Hortas, VP and Head of Communications.

16.	When will I receive additional information on this transaction? Who can I speak to if I have further questions?

•	We will work to provide updates when we have them, subject to our obligations as a public company.

•	As always, feel free to go to your manager with any questions you may have.

Forward-Looking Statements

This FAQ, and any related oral statements, may include “forward-looking statements” within the meaning of, and subject to the safe harbor created by, the federal securities laws, including statements related to the proposed merger of Catalent with an entity controlled by Novo Holdings, including financial estimates and statements as to the expected timing, completion and effects of the merger. These forward-looking statements are based on Catalent’s current expectations, estimates and projections regarding, among other things, the expected date of closing of the merger and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by Catalent, all of which are subject to change. Forward-looking statements often contain words such as “expect,” “anticipate,” “intend,” “aims,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “considered,” “potential,” “estimate,” “continue,” “likely,” “expect,” “target,” “project,” or similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. By their nature, forward-looking statements address matters that involve risks and uncertainties because they relate to events and depend upon future circumstances that may or may not occur, such as the closing of the merger and the anticipated benefits thereof. These and other forward-looking statements, as well as any related oral statements, are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the merger on anticipated terms and timing, including obtaining required stockholder and regulatory approvals, and the satisfaction of other conditions to the completion of the merger; (ii) potential litigation relating to the merger that could be instituted by or against Catalent, Novo Holdings or their respective affiliates, directors or officers, including the effects of any outcomes related thereto; (iii) the risk that disruptions from the merger will harm Catalent’s business, including current plans and operations; (iv) the ability of Catalent to retain and hire key personnel; (v) potential adverse reactions or changes to business or governmental relationships resulting from the announcement or completion of the merger; (vi) continued availability of capital and financing and rating agency actions; (vii) legislative, regulatory and economic developments affecting Catalent’s business; (viii) general economic and market developments and conditions; (ix) certain restrictions during the pendency of the merger that may impact Catalent’s ability to pursue certain business opportunities or strategic transactions; (x) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, pandemics, outbreaks of war or hostilities, as well as Catalent’s response to any of the aforementioned factors; (xi) significant transaction costs associated with the merger; (xii) the possibility that the merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xiii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger, including in circumstances requiring Catalent to pay a termination fee or other expenses; (xiv) competitive responses to the merger; (xv) Catalent’s management response to any of the aforementioned factors; (xvi) the risks and uncertainties pertaining to Catalent’s business, including those set forth in Catalent’s most recent Annual Report on Form 10-K and Catalent’s subsequent Quarterly Reports on Form 10-Q, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed or furnished by Catalent with the SEC; and (xvii) the risks and uncertainties that will be described in the proxy statement available from the sources indicated above. These risks, as well as other risks associated with the merger, will be more fully discussed in the proxy statement. While the list of factors presented here is, and the list of factors to be presented in the proxy statement will be, considered representative, no such list should be considered a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material impact on Catalent’s financial condition, results of operations, credit rating or liquidity. These forward-looking statements speak only as of the date they are made, and Catalent does not undertake to and specifically disclaims any obligation to publicly release the results of any updates or revisions to these forward-looking statements that may be made to reflect future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Important Additional Information and Where to Find It

In connection with the proposed merger between Catalent and Novo Holdings, Catalent will file with the Securities and Exchange Commission (“SEC”) a proxy statement, the definitive version of which will be sent or provided to Catalent stockholders. Catalent may also file other documents with the SEC regarding the proposed merger. This document is not a substitute for the proxy statement or any other document which Catalent may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER AND RELATED MATTERS. Investors and security holders may obtain free copies of the proxy statement (when it is available) and other documents that are filed or will be filed with the SEC by Catalent through the website maintained by the SEC at www.sec.gov, Catalent’s website at www.catalent.com or by contacting Catalent’s Investor Relations Team at:

Catalent, Inc., Investor Relations

investors@catalent.com

(732) 537-6325

Participants in the Solicitation

Catalent and certain of its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from Catalent’s stockholders in connection with the proposed merger. Additional information regarding the identity of the participants, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the proposed merger (if and when they become available). Information relating to the foregoing can also be found in Catalent’s proxy statement for its 2023 annual meeting of stockholders, which was filed with the SEC on December 15, 2023 (the “Annual Meeting Proxy Statement”). To the extent holdings of securities by potential participants (or the identity of such participants) have changed since the information printed in the Annual Meeting Proxy Statement, such information has been or will be reflected on Catalent’s Statements of Change in Ownership on Forms 3 and 4 filed with the SEC. You may obtain free copies of these documents using the sources indicated above.

Catalent Investor / Analyst Courtesy Email

Subject: Novo Holdings to Acquire Catalent for $63.50 Per Share in Cash

Dear NAME,

This morning we announced [LINK TO RELEASE] that Catalent has entered into a merger agreement to be acquired by Novo Holdings in an all-cash transaction valued at $16.5 billion on an enterprise value basis. Novo Holdings is a holding and investment company responsible for managing the assets and wealth of the Novo Nordisk Foundation, though Novo Holdings operates independently from Novo Nordisk.

Following an evaluation of possible value-maximizing alternatives, the Board unanimously determined that the transaction with Novo Holdings, which delivers significant, certain and premium value, is in the best interest of Catalent and its stockholders. Notably:

•	Per the merger agreement, Catalent stockholders will receive $63.50 per share in cash.

•	The purchase price represents a premium of 16.5% to Catalent’s closing price as of February 2, 2024, and a 47.5% premium to the 60-day VWAP as of February 2, 2024.

•

In addition, the purchase price represents a premium of 39.1% to the closing price of Catalent’s common stock as of August 28, 2023, the last trading day prior to Catalent’s announcement that its Board of Directors formed a Strategic and Operational Review Committee to conduct a review of Catalent’s business, strategy and operations, as well as Catalent’s capital-allocation priorities with a view towards maximizing value for all Catalent stockholders.

•	Elliott Investment Management L.P. and certain of its affiliates have entered into a support agreement and have committed to vote their shares in favor of the merger.

•

Of Catalent’s more than 50 global sites, Novo Holdings intends to sell three Catalent fill-finish sites and related assets acquired in the merger to Novo Nordisk, in which Novo Holdings has a controlling interest, shortly after the closing of the merger. These three facilities are located in Anagni, Italy; Bloomington, Indiana USA; and Brussels, Belgium.

•	Additionally, the transaction is not subject to any financing contingency.

The transaction is expected to close towards the end of calendar year 2024, subject to customary closing conditions, including approval by Catalent stockholders and receipt of required regulatory approvals.

We expect to issue our second quarter 2024 earnings on February 9. However, in light of the transaction, we won’t be holding an earnings call. [I know we’ve scheduled a touch base for post-earnings, [however let me know if you’d prefer to connect sometime today about our transaction with Novo Holdings instead / I am happy to still connect at that time if you’d like].]

As always, thank you for your support of Catalent.

Sincerely,

Paul Surdez

Vice President of Investor Relations, Catalent

Forward-Looking Statements

This letter, and any related oral statements, may include “forward-looking statements” within the meaning of, and subject to the safe harbor created by, the federal securities laws, including statements related to the proposed merger of Catalent with an entity controlled by Novo Holdings, including financial estimates and statements as to the expected timing, completion and effects of the merger. These forward-looking statements are based on Catalent’s current expectations, estimates and projections regarding, among other things, the expected date of closing of the merger and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by Catalent, all of which are subject to change. Forward-looking statements often contain words such as “expect,” “anticipate,” “intend,” “aims,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “considered,” “potential,” “estimate,” “continue,” “likely,” “expect,” “target,” “project,” or similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. By their nature, forward-looking statements address matters that involve risks and uncertainties because they relate to events and depend upon future circumstances that may or may not occur, such as the closing of the merger and the anticipated benefits thereof. These and other forward-looking statements, as well as any related oral statements, are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the merger on anticipated terms and timing, including obtaining required stockholder and regulatory approvals, and the satisfaction of other conditions to the completion of the merger; (ii) potential litigation relating to the merger that could be instituted by or against Catalent, Novo Holdings or their respective affiliates, directors or officers, including the effects of any outcomes related thereto; (iii) the risk that disruptions from the merger will harm Catalent’s business, including current plans and operations; (iv) the ability of Catalent to retain and hire key personnel; (v) potential adverse reactions or changes to business or governmental relationships resulting from the announcement or completion of the merger; (vi) continued availability of capital and financing and rating agency actions; (vii) legislative, regulatory and economic developments affecting Catalent’s business; (viii) general economic and market developments and conditions; (ix) certain restrictions during the pendency of the merger that may impact Catalent’s ability to pursue certain business opportunities or strategic transactions; (x) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, pandemics, outbreaks of war or hostilities, as well as Catalent’s response to any of the aforementioned factors; (xi) significant transaction costs associated with the merger; (xii) the possibility that the merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xiii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger, including in circumstances requiring Catalent to pay a termination fee or other expenses; (xiv) competitive responses to the merger; (xv) Catalent’s management response to any of the aforementioned factors; (xvi) the risks and uncertainties pertaining to Catalent’s business, including those set forth in Catalent’s most recent Annual Report on Form 10-K and Catalent’s subsequent Quarterly Reports on Form 10-Q, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed or furnished by Catalent with the SEC; and (xvii) the risks and uncertainties that will be described in the merger proxy statement available from the sources indicated above. These risks, as well as other risks associated with the merger, will be more fully discussed in the merger proxy statement. While the list of factors presented here is, and the list of factors to be presented in the merger proxy statement will be, considered representative, no such list should be considered a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material impact on Catalent’s financial condition, results of operations, credit rating or liquidity. These forward-looking statements speak only as of the date they are made, and Catalent does not undertake to and specifically disclaims any obligation to publicly release the results of any updates or revisions to these forward-looking statements that may be made to reflect future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Important Additional Information and Where to Find It

In connection with the proposed merger between Catalent and Novo Holdings, Catalent will file with the Securities and Exchange Commission (“SEC”) a proxy statement, the definitive version of which will be sent or provided to Catalent stockholders. Catalent may also file other documents with the SEC regarding the proposed merger. This document is not a substitute for the proxy statement or any other document which Catalent may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE

DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER AND RELATED MATTERS. Investors and security holders may obtain free copies of the proxy statement (when it is available) and other documents that are filed or will be filed with the SEC by Catalent through the website maintained by the SEC at www.sec.gov, Catalent’s website at www.catalent.com or by contacting Catalent’s Investor Relations Team at:

Catalent, Inc., Investor Relations

investors@catalent.com

(732) 537-6325

Participants in the Solicitation

Catalent and certain of its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from Catalent’s stockholders in connection with the proposed merger. Additional information regarding the identity of the participants, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the proposed merger (if and when they become available). Information relating to the foregoing can also be found in Catalent’s proxy statement for its 2023 annual meeting of stockholders, which was filed with the SEC on December 15, 2023 (the “Annual Meeting Proxy Statement”). To the extent holdings of securities by potential participants (or the identity of such participants) have changed since the information printed in the Annual Meeting Proxy Statement, such information has been or will be reflected on Catalent’s Statements of Change in Ownership on Forms 3 and 4 filed with the SEC. You may obtain free copies of these documents using the sources indicated above.

Catalent Customer Letter

Dear [Valued Customer],

I am writing to share some exciting news about the future of Catalent.

Today, we announced that Catalent has entered into a merger agreement to be acquired by Novo Holdings, a holding and investment company. You may be familiar with Novo Holdings as it is responsible for managing the assets of the Novo Nordisk Foundation. Novo Holdings has a controlling interest in, but operates independently from, Novo Nordisk. Following the closing of the transaction, Catalent will become a private company, and will continue to focus on our mission and our success in delivering on our long-term objectives in life sciences innovation.

Like Catalent, Novo Holdings is a mission-driven company, and part of its mission is to invest in companies that address unmet medical needs, while also prioritizing operational excellence. Novo Holdings’ high regard for our Patient First culture, deep life science expertise and proven investment track record were all important factors in our determination that they were the right partner for Catalent.

Over the past several years, Catalent has built a comprehensive end-to-end offering to drive innovation in the healthcare system and improve patient outcomes. Importantly, while this transaction represents a change in ownership, it does not change our business priorities. We look forward to benefiting from Novo Holdings’ significant resources to accelerate investment in our business and enhance key offerings as we continue to offer premium development and manufacturing solutions for pharma and biotech customers.

There are a number of steps that need to be taken before this transaction is completed, which is expected to occur towards the end of calendar year 2024, subject to customary closing conditions, including approval by Catalent stockholders and receipt of required regulatory approvals.

Our entire team remains focused on continuing to serve our valued customers, as we always have. While we cannot speak to Novo Holdings’ plans post close, Novo Holdings has indicated that, following the close of the transaction, they are committed to working with Catalent to continue to deliver the same level of service to customers.

As announced in connection with the transaction, of Catalent’s more than 50 global sites, Novo Holdings intends to sell three Catalent fill-finish sites and related assets acquired in the merger to Novo Nordisk shortly after the closing of the merger. These three facilities are located in Anagni, Italy; Bloomington, Indiana USA; and Brussels, Belgium. While there are still many details to be worked out between now and close regarding these three site sales, we are committed to keeping you informed as there are relevant updates to share.

We will work to provide updates when we have them, subject to our obligations as a public company.

As always, thank you for your business with and trust in Catalent. Ultimately, this transaction is about better positioning Catalent to reach our full potential in executing on our mission to develop, manufacture and supply products that help people live better and healthier lives.

We hope you share our enthusiasm for our next chapter.

Sincerely,

Alessandro Maselli

President and Chief Executive Officer, Catalent

Forward-Looking Statements

This letter, and any related oral statements, may include “forward-looking statements” within the meaning of, and subject to the safe harbor created by, the federal securities laws, including statements related to the proposed merger of Catalent with an entity controlled by Novo Holdings, including financial estimates and statements as to the expected timing, completion and effects of the merger. These forward-looking statements are based on Catalent’s current expectations, estimates and projections regarding, among other things, the expected date of closing of the merger and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by Catalent, all of which are subject to change. Forward-looking statements often contain words such as “expect,” “anticipate,” “intend,” “aims,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “considered,” “potential,” “estimate,” “continue,” “likely,” “expect,” “target,” “project,” or similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. By their nature, forward-looking statements address matters that involve risks and uncertainties because they relate to events and depend upon future circumstances that may or may not occur, such as the closing of the merger and the anticipated benefits thereof. These and other forward-looking statements, as well as any related oral statements, are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the merger on anticipated terms and timing, including obtaining required stockholder and regulatory approvals, and the satisfaction of other conditions to the completion of the merger; (ii) potential litigation relating to the merger that could be instituted by or against Catalent, Novo Holdings or their respective affiliates, directors or officers, including the effects of any outcomes related thereto; (iii) the risk that disruptions from the merger will harm Catalent’s business, including current plans and operations; (iv) the ability of Catalent to retain and hire key personnel; (v) potential adverse reactions or changes to business or governmental relationships resulting from the announcement or completion of the merger; (vi) continued availability of capital and financing and rating agency actions; (vii) legislative, regulatory and economic developments affecting Catalent’s business; (viii) general economic and market developments and conditions; (ix) certain restrictions during the pendency of the merger that may impact Catalent’s ability to pursue certain business opportunities or strategic transactions; (x) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, pandemics, outbreaks of war or hostilities, as well as Catalent’s response to any of the aforementioned factors; (xi) significant transaction costs associated with the merger; (xii) the possibility that the merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xiii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger, including in circumstances requiring Catalent to pay a termination fee or other expenses; (xiv) competitive responses to the merger; (xv) Catalent’s management response to any of the aforementioned factors; (xvi) the risks and uncertainties pertaining to Catalent’s business, including those set forth in Catalent’s most recent Annual Report on Form 10-K and Catalent’s subsequent Quarterly Reports on Form 10-Q, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed or furnished by Catalent with the SEC; and (xvii) the risks and uncertainties that will be described in the merger proxy statement available from the sources indicated above. These risks, as well as other risks associated with the merger, will be more fully discussed in the merger proxy statement. While the list of factors presented here is, and the list of factors to be presented in the merger proxy statement will be, considered representative, no such list should be considered a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material impact on Catalent’s financial condition, results of operations, credit rating or liquidity. These forward-looking statements speak only as of the date they are made, and Catalent does not undertake to and specifically disclaims any obligation to publicly release the results of any updates or revisions to these forward-looking statements that may be made to reflect future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Important Additional Information and Where to Find It

In connection with the proposed merger between Catalent and Novo Holdings, Catalent will file with the Securities and Exchange Commission (“SEC”) a proxy statement, the definitive version of which will be sent or provided to Catalent stockholders. Catalent may also file other documents with the SEC regarding the proposed merger. This document is not a substitute for the proxy statement or any other document which Catalent may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER AND RELATED MATTERS. Investors and security holders may obtain free copies of the proxy statement (when it is available) and other documents that are filed or will be filed with the SEC by Catalent through the website maintained by the SEC at www.sec.gov, Catalent’s website at www.catalent.com or by contacting Catalent’s Investor Relations Team at:

Catalent, Inc., Investor Relations

investors@catalent.com

(732) 537-6325

Participants in the Solicitation

Catalent and certain of its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from Catalent’s stockholders in connection with the proposed merger. Additional information regarding the identity of the participants, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the proposed merger (if and when they become available). Information relating to the foregoing can also be found in Catalent’s proxy statement for its 2023 annual meeting of stockholders, which was filed with the SEC on December 15, 2023 (the “Annual Meeting Proxy Statement”). To the extent holdings of securities by potential participants (or the identity of such participants) have changed since the information printed in the Annual Meeting Proxy Statement, such information has been or will be reflected on Catalent’s Statements of Change in Ownership on Forms 3 and 4 filed with the SEC. You may obtain free copies of these documents using the sources indicated above.

Catalent Supplier Letter

Dear [Valued Supplier],

I am writing to share some exciting news about the future of Catalent.

Today, we announced [LINK TO RELEASE] that Catalent has entered into a merger agreement to be acquired by Novo Holdings. You may be familiar with Novo Holdings, as it is also a holding and investment company that is responsible for managing the assets and wealth of the Novo Nordisk Foundation. Novo Holdings has a controlling interest in, but operates independently from, Novo Nordisk. Following the closing of the transaction, Catalent will become a private company and will continue to focus on our mission and our success in delivering on our long-term objectives in life sciences innovation.

Like Catalent, Novo Holdings is a mission-driven company, and a big part of their mission is to invest in companies that address unmet medical needs, while also prioritizing operational excellence. Novo Holdings’ high regard for our Patient First culture, deep life science expertise and proven investment track record were all important factors in our determination that they were the right partner for Catalent.

Importantly, while this transaction represents a change in ownership, it does not change our business priorities. In fact, today’s announcement is a testament to the strength of the leading services and capabilities that our team has built together over the past several years with your support.

Indeed, you are pivotal to our continued success, and we believe a transaction with Novo Holdings is a positive outcome for our suppliers. In particular, we look forward to benefiting from Novo Holdings’ significant resources to accelerate investment in our business and enhance key offerings as we continue to offer premium development and manufacturing solutions for pharma and biotech customers.

There are a number of steps that need to be taken before this transaction is completed, which is expected to occur towards the end of calendar year 2024, subject to customary closing conditions, including approval by Catalent stockholders and receipt of required regulatory approvals. Our entire team remains focused on continuing to work with you and to serve our customers as we always have. Until the transaction closes, you should not expect any changes to our existing contracts.

As announced in connection with the transaction, of Catalent’s more than 50 global sites, Novo Holdings intends to sell three Catalent fill-finish sites and related assets acquired in the merger to Novo Nordisk shortly after the closing of the merger. These three facilities are located in Anagni, Italy; Bloomington, Indiana USA; and Brussels, Belgium.

We will work to provide updates when we have them, subject to our obligations as a public company. In the meantime, if you have any questions, please do not hesitate to reach out to your usual Catalent contact.

As always, thank you for your continued partnership with Catalent.

Sincerely,

Alessandro Maselli

President and Chief Executive Officer, Catalent

Forward-Looking Statements

This letter, and any related oral statements, may include “forward-looking statements” within the meaning of, and subject to the safe harbor created by, the federal securities laws, including statements related to the proposed merger of Catalent with an entity controlled by Novo Holdings, including financial estimates and statements as to the expected timing, completion and effects of the merger. These forward-looking statements are based on Catalent’s current expectations, estimates and projections regarding, among other things, the expected date of closing of the merger and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by Catalent, all of which are subject to change. Forward-looking statements often contain words such as “expect,” “anticipate,” “intend,” “aims,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “considered,” “potential,” “estimate,” “continue,” “likely,” “expect,” “target,” “project,” or similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. By their nature, forward-looking statements address matters that involve risks and uncertainties because they relate to events and depend upon future circumstances that may or may not occur, such as the closing of the merger and the anticipated benefits thereof. These and other forward-looking statements, as well as any related oral statements, are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the merger on anticipated terms and timing, including obtaining required stockholder and regulatory approvals, and the satisfaction of other conditions to the completion of the merger; (ii) potential litigation relating to the merger that could be instituted by or against Catalent, Novo Holdings or their respective affiliates, directors or officers, including the effects of any outcomes related thereto; (iii) the risk that disruptions from the merger will harm Catalent’s business, including current plans and operations; (iv) the ability of Catalent to retain and hire key personnel; (v) potential adverse reactions or changes to business or governmental relationships resulting from the announcement or completion of the merger; (vi) continued availability of capital and financing and rating agency actions; (vii) legislative, regulatory and economic developments affecting Catalent’s business; (viii) general economic and market developments and conditions; (ix) certain restrictions during the pendency of the merger that may impact Catalent’s ability to pursue certain business opportunities or strategic transactions; (x) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, pandemics, outbreaks of war or hostilities, as well as Catalent’s response to any of the aforementioned factors; (xi) significant transaction costs associated with the merger; (xii) the possibility that the merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xiii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger, including in circumstances requiring Catalent to pay a termination fee or other expenses; (xiv) competitive responses to the merger; (xv) Catalent’s management response to any of the aforementioned factors; (xvi) the risks and uncertainties pertaining to Catalent’s business, including those set forth in Catalent’s most recent Annual Report on Form 10-K and Catalent’s subsequent Quarterly Reports on Form 10-Q, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed or furnished by Catalent with the SEC; and (xvii) the risks and uncertainties that will be described in the proxy statement available from the sources indicated above. These risks, as well as other risks associated with the merger, will be more fully discussed in the proxy statement. While the list of factors presented here is, and the list of factors to be presented in the proxy statement will be, considered representative, no such list should be considered a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material impact on Catalent’s financial condition, results of operations, credit rating or liquidity. These forward-looking statements speak only as of the date they are made, and Catalent does not undertake to and specifically disclaims any obligation to publicly release the results of any updates or revisions to these forward-looking statements that may be made to reflect future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Important Additional Information and Where to Find It

In connection with the proposed merger between Catalent and Novo Holdings, Catalent will file with the Securities and Exchange Commission (“SEC”) a proxy statement, the definitive version of which will be sent or provided to Catalent stockholders. Catalent may also file other documents with the SEC regarding the proposed merger. This document is not a substitute for the proxy statement or any other document which Catalent may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL

BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER AND RELATED MATTERS. Investors and security holders may obtain free copies of the proxy statement (when it is available) and other documents that are filed or will be filed with the SEC by Catalent through the website maintained by the SEC at www.sec.gov, Catalent’s website at www.catalent.com or by contacting Catalent’s Investor Relations Team at:

Catalent, Inc., Investor Relations

investors@catalent.com

(732) 537-6325

Participants in the Solicitation

Catalent and certain of its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from Catalent’s stockholders in connection with the proposed merger. Additional information regarding the identity of the participants, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the proposed merger (if and when they become available). Information relating to the foregoing can also be found in Catalent’s proxy statement for its 2023 annual meeting of stockholders, which was filed with the SEC on December 15, 2023 (the “Annual Meeting Proxy Statement”). To the extent holdings of securities by potential participants (or the identity of such participants) have changed since the information printed in the Annual Meeting Proxy Statement, such information has been or will be reflected on Catalent’s Statements of Change in Ownership on Forms 3 and 4 filed with the SEC. You may obtain free copies of these documents using the sources indicated above.